As filed with the Securities and Exchange
Commission on April 16, 2021
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Northwest Biotherapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NORTHWEST BIOTHERAPEUTICS, INC.
NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2021
Dear Stockholder:
You are hereby cordially invited to attend the virtual Annual Meeting of Stockholders (the “Annual Meeting”) of Northwest Biotherapeutics, Inc. (the “Company”), which will be held on Tuesday, May 18, 2021 at 4:30 p.m. Eastern Time, and any adjournments or postponements of the Annual Meeting. Due to the ongoing public health impact of the coronavirus outbreak (COVID-19), and to support the health and well-being of our employees, directors, stockholders and community, the Annual Meeting will be held online and not in person. To make the Annual Meeting as efficient as possible, we ask and encourage all stockholders to vote their proxy prior to the Annual Meeting either by phone, online or by proxy card.
Attending the Online Annual Meeting and Voting Procedures
To follow the Annual Meeting audio, stockholders with shares held at our transfer agent, Computershare, will need to log on to a special Annual Meeting website described in this proxy statement. The website is www.meetingcenter.io/292908674. Once in the Computershare Meeting Center, your user ID will be the control number on the proxy card sent to you, and the password will be NWBO2021. Such stockholders may vote prior to or during the meeting. To vote before the meeting, they need to be in touch with Computershare through the telephone number on the proxy card accompanying the proxy mailing.
We strongly recommend voting before the meeting to avoid any last minute issues relating to the identification of the shares.
As distinguished from stockholders with their shares held at Computershare, a beneficial stockholder whose shares are held through an intermediary banker/broker has several voting options:
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The first voting option is to vote prior to the meeting through their bank, broker or calling the proxy solicitor (Georgeson, LLC as described later in the proxy statement) or being called by the proxy solicitor.

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The second voting option is to fill out the Voter Information Form (VIF) included in the proxy statement materials, submit the VIF to Broadridge, receive a legal proxy from Broadridge and then we request you submit that legal proxy to Computershare before 5:00 p.m., Eastern Time on Thursday, May 13, 2021; however, you are entitled to vote up until the polls close at the virtual meeting. In addition to the May 13 submission deadline, it may take a number of days to receive the legal proxy after application. We strongly recommend the first voting option since it is much faster, easier, has far less steps, and is generally more efficient than this second voting option.

Beneficial stockholders who have voted before the meeting, may listen to the meeting by logging into the meeting link provided above and clicking on the guest registration tab.
Following the Annual Meeting, there will be an informal discussion period as time permits. As a stockholder, you have the opportunity to submit questions to the Company in writing for the Company’s consideration prior to 5:00 p.m., Eastern Time on Friday, May 14, 2021. All stockholders may submit questions in writing by visiting our website at www.nwbio.com, selecting the “Investors & Media/Annual Shareholder Meeting Question Submittal” tab and following the instructions provided.
This proxy statement subsequently provides more details and numbers to call with any questions concerning these procedures occasioned by the current requirement to avoid an in-person meeting.
The Company also stands ready to help in any way.
All stockholders may also vote when contacted by the Company’s proxy solicitation agent, Georgeson LLC. The attached proxy statement provides more information regarding these attendance and voting procedures.

We are holding the Annual Meeting for the following purposes:
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To elect one member to our Board of Directors to serve as Class II Director for a term of three years;

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To hold an advisory vote to approve executive compensation;

3.
To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal years ending December 31, 2021 and 2020; and

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To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

These matters are more fully described in the attached proxy statement (the “Proxy Statement”), which is made a part of this notice. As of the date of the Proxy Statement, we are not aware of any other business to be transacted at the Annual Meeting.
The items to be considered are summarized in this Notice of the Annual Meeting of Stockholders and more fully described in the Proxy Statement. The Notice of the Annual Meeting of Stockholders, the Proxy Statement and the enclosed proxy card are first being mailed and made available starting on or about April 26, 2021 to all record holders of shares of our common stock as of the close of business on March 26, 2021. Shares of our common stock represented by proxies will be voted as described in the Proxy Statement or as specified by each stockholder.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Annual Report”), which contains our consolidated financial statements for the fiscal year ended December 31, 2020, and other information of interest to stockholders, accompanies this notice and the Proxy Statement. This notice, the Proxy Statement and our 2020 Annual Report are also available, free of charge, in PDF and HTML format at http://www.edocumentview.com/NWBO and will remain posted on this website at least until the conclusion of the meeting.
If you have any questions or need assistance voting your shares, please contact our proxy solicitation agent, Georgeson LLC:
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Stockholders, Banks and Brokers Call Toll-Free (866) 431-2105
Monday through Friday, 9:00 AM EDT — 11:00 PM EDT
Saturday, 12:00 PM EDT — 6:00 PM EDT
By Order of the Board of Directors,
/s/ Linda F. Powers

Chairperson of the Board of Directors
April 16, 2021
WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE PROMPTLY VOTE ONLINE, BY PHONE, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON MAY 18, 2021:
The Notice of Annual Meeting and Proxy Statement and 2020 Annual Report is available at: http://www.edocumentview.com/NWBO

i

NORTHWEST BIOTHERAPEUTICS, INC.
4800 Montgomery Lane
Suite 800
Bethesda, Maryland 20814
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2021
This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northwest Biotherapeutics, Inc. (“we,” “us,” “our” or the “Company”) for use at the virtual Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Tuesday, May 18, 2021 at 4:30 p.m. Eastern Time, and any adjournments or postponements of the Annual Meeting. Due to the ongoing public health impact of the coronavirus outbreak (COVID-19), and to support the health and well-being of our employees, directors, stockholders and community, the Annual Meeting will be held online and not in person. We aim to provide stockholders the same rights and comparable opportunities for participation that have been historically provided at our in-person annual meetings.
The Board of Directors, or the “Board,” is soliciting proxies for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders.
Record Date and Share Ownership
Only stockholders of record on our books at the close of business on March 26, 2021 will be entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As of the close of business on March 26, 2021, we had 842,289,193 shares of common stock outstanding and no shares of preferred stock outstanding. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting. Copies of the Notice of the Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and the “2020 Annual Report will be mailed to stockholders of record on or about April 26, 2021. Exhibits to the 2020 Annual Report will be provided to any stockholder at no charge upon written or oral request to our corporate secretary at the address set forth under “Communication with the Board of Directors” below.
Attending the Online Annual Meeting and Voting Procedures
To follow the Annual Meeting audio, stockholders with shares held at our transfer agent, Computershare, will need to log on to a special Annual Meeting website described in this proxy statement. The website is www.meetingcenter.io/292908674. Once in the Computershare Meeting Center, your user ID will be the control number on the proxy card sent to you, and the password will be NWBO2021. Such stockholders may vote prior to or during the meeting. To vote before the meeting, they need to be in touch with Computershare through the telephone number on the proxy card accompanying the proxy mailing.
We strongly recommend voting before the meeting to avoid any last minute issues relating to the identification of the shares.
As distinguished from stockholders with their shares held at Computershare, a beneficial stockholder whose shares are held through an intermediary banker/broker has several voting options:
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The first voting option is to vote prior to the meeting through their bank, broker or calling the proxy solicitor (Georgeson, LLC as described later in the proxy statement) or being called by the proxy solicitor.

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The second voting option is to fill out the Voter Information Form (VIF) included in the proxy statement materials, submit the VIF to Broadridge, receive a legal proxy from Broadridge and then we request you submit that legal proxy to Computershare before 5:00 p.m., Eastern Time on Thursday, May 13, 2021; however, you are entitled to vote up until the polls close at the virtual meeting. In addition to the May 13 submission deadline, it may take a number of days to receive the legal proxy after application. We strongly recommend the first voting option since it is much faster, easier, has far less steps, and is generally more efficient than this second voting option.
Beneficial stockholders who have voted before the meeting, may listen to the meeting by logging into the meeting link provided above and clicking on the guest registration tab.
Following the Annual Meeting, there will be an informal discussion period as time permits. As a stockholder, you have the opportunity to submit questions to the Company in writing for the Company’s consideration prior to 5:00 p.m., Eastern Time on Friday, May 14, 2021. All stockholders may submit questions in writing by visiting our website at www.nwbio.com, selecting the “Investors & Media/Annual Shareholder Meeting Question Submittal” tab and following the instructions provided.
This proxy statement subsequently provides more details and numbers to call with any questions concerning these procedures occasioned by the current requirement to avoid an in-person meeting.
The Company also stands ready to help in any way.
Voting Before the Annual Meeting
Shares represented by a properly executed proxy in the form that accompanies this proxy statement will be voted at the Annual Meeting and, if you provide instructions on the proxy, will be voted in accordance with those instructions. If you hold shares in your own name, you may vote by proxy online, by telephone using the toll-free number listed on the enclosed proxy card, or by marking, dating, signing and mailing the enclosed proxy card in the prepaid envelope provided. If you vote online or by telephone, please do not also mail the enclosed proxy card. If you return your proxy to the Company, but fail to provide instructions with your proxy as to how your shares should be voted, your shares will be voted according to the recommendations of our Board as follows:
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FOR the election of Mr. Jerry Jasinowski, as Class II Director;

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FOR, on an advisory basis, the Company’s executive compensation; and

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FOR the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal years ending December 31, 2021 and 2020.

If other matters come before the Annual Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received any notice of other matters that may properly be presented at the Annual Meeting. We bear the expense of soliciting proxies. Our directors, officers or employees may also solicit proxies personally or by telephone, email, facsimile or other means of communication. We do not intend to pay additional compensation for doing so. The Company has retained Georgeson LLC to solicit proxies for the Annual Meeting, and may use the services of other third-parties to solicit proxies for the Annual Meeting (in which case the Company may also compensate such other third-parties for services rendered). We might reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to those beneficial owners.
Revoking a Proxy
You may revoke your proxy at any time prior to the start of the Annual Meeting by delivering written instructions to our corporate secretary at the address set forth under “Communication with the Board of Directors” below. Attendance online at the Annual Meeting will not itself be deemed to revoke your proxy unless you vote online during the Annual Meeting. If you are a beneficial owner of shares of common stock held in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.
Quorum Required
A quorum of stockholders is necessary to hold a valid meeting of stockholders. A majority of shares entitled to vote generally in the election of directors at the Annual Meeting which are present online at the Annual Meeting or represented by proxy shall constitute a quorum at the Annual Meeting. Shares which abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.
Votes Required for Approval; Broker Non-Votes
Each holder of common stock is entitled to one vote for each share of common stock held on all matters to be voted on at the Annual Meeting. As of March 26, 2021, there were 842,289,193 shares of our common stock outstanding and entitled to vote at the Annual Meeting. As of March 26, 2021, there were no shares of preferred stock outstanding and entitled to vote at the Annual Meeting.
For Proposal No. 1, the directors will be elected by a plurality of all votes properly cast online, by telephone or proxy, at the Annual Meeting, assuming a quorum is present. For Proposal No. 2, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on an advisory basis, the compensation of our Named Executive Officers. For Proposal No. 3, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal years ending December 31, 2021 and 2020.
With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “for,” “against” or “abstaining” with respect to such routine matters. Proposal No. 3, the ratification of the selection of our independent registered public accounting firm, is the only “routine” matter that is being presented at the Annual Meeting.
With respect to “non-routine” matters, such as the election of directors, a bank, brokerage firm, or other nominee is not permitted under the rules governing self-regulatory organizations, or SRO rules, to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting, but not for determining the number of shares voted “for,” “against,” “abstaining” or “withheld from” with respect to such non-routine matters.
Proxy Solicitation
The Company has retained the services of Georgeson LLC, and may retain the services of other third-parties, to solicit the proxies of certain stockholders for the Annual Meeting. The cost of such services to be rendered by Georgeson LLC is estimated to be $40,000, plus reimbursement of reasonable out-of-pocket expenses. In addition, certain of the Company’s officers and employees (who will receive no extra compensation for their services) may solicit proxies.
Householding
Stockholders of record who reside at the same address will receive a single copy of our 2020 Annual Report, Proxy Statement and Notice of the Annual Meeting. Each stockholder in the household, however, will receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. If you would like to receive a separate copy of any of these materials, please call or write us at the address set forth under “Communication with the Board of Directors” below, and we will promptly deliver the requested materials to you.
If you receive multiple copies of our 2020 Annual Report, Proxy Statement and Notice of the Annual Meeting and wish to receive a single copy in the future, please contact us at the address set forth under “Communication with the Board of Directors” below, and we will modify our future mailings in accordance with your request. If you hold your shares in “street name,” you should contact your broker or nominee regarding combining mailings.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Directors and Nominee for Director
We have a classified Board of Directors currently consisting of two Class I Directors (Dr. Alton L. Boynton and Ambassador J. Cofer Black), one Class II Director (Mr. Jerry Jasinowski) and two Class III Directors (Ms. Linda F. Powers and Dr. Navid Malik). Mr. Jasinowski was appointed in December 2017 as a Class II Director to serve for a three-year term that expires at the Annual Meeting.
At each annual meeting of stockholders, the applicable Class directors are elected to succeed those whose terms are expiring. This year, one Class II Director will be presented to the stockholders for election to a three-year term that expires at the Annual Meeting to be held in 2023. The Class III Directors were elected to a three-year term in February 2019 and the Class I Directors were elected to a three-year term in April 2020.
The persons named in the enclosed proxy will vote to elect Mr. Jasinowski as Class II director unless your proxy is marked otherwise. Mr. Jasinowski has indicated his willingness to serve, if elected. If Mr. Jasinowski should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. We have no reason to believe that Mr. Jasinowski will be unable to serve if elected.
Set forth below is the name and age of each member of our Board (including Mr. Jerry Jasinowski, the nominee for election as Class II director), and the positions and offices held by him, his principal occupation and business experience during at least the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a member of our Board.
Vote Required for Approval
Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the Class II nominee receiving the highest number of votes cast will be elected.
Voting by the Proxies
The proxies will vote your shares of common stock in accordance with your instructions. If you are a stockholder of record, and you return a signed and dated proxy card, unless you mark your proxy card to withhold authority to vote, your shares of common stock will be voted for the election of the nominee named in this proxy statement.
If you are a beneficial owner of shares of common stock held in street name and you do not provide your broker with voting instructions, under the SRO rules governing brokers, your broker may not vote your shares on the election of directors.
Recommendation
We recommend that you vote FOR Mr. Jerry Jasinowksi as Class II Director.
Family Relationships
There are no family relationships between any of our directors or executive officers.

Directors
Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of March 31, 2021 appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”
Name	Age	Position
Linda F. Powers	65	Class III Director, Chairperson, President and Chief Executive Officer, Chief Financial and Accounting Officer
J. Cofer Black	71	Class I Director
Dr. Alton L. Boynton	76	Class I Director, Chief Scientific Officer
Jerry Jasinowski	82	Class II Director
Dr. Navid Malik	52	Class III Director
Director Biographies
Linda F. Powers.   Ms. Powers has served as the Chairperson of our Board of Directors since her appointment on May 17, 2007, Chief Executive Officer and President since June 8, 2011 and Chief Financial and Accounting Officer since June 8, 2020. Ms. Powers served as a managing director of Toucan Capital Fund II from 2001 to 2010, and Toucan Capital Fund III thereafter. She also has over 15 years’ experience in corporate finance and restructurings, mergers and acquisitions, joint ventures and intellectual property licensing. Ms. Powers is or was previously a Board member of the Rosalind Franklin Society, M2GEN (an affiliate of Moffitt Cancer Center) and the Chinese Biopharmaceutical Association. She was the Chair of the Maryland Stem Cell Research Commission for the first two years of the state’s stem cell funding program, and has served an additional twelve years on the Commission. Ms. Powers served for several years on a Steering Committee of the National Academy of Sciences, evaluating government research funding, and was appointed to three Governors’ commissions created to determine how to build the respective states’ biotech and other high-tech industries. For more than six years, Ms. Powers taught an annual internal course at the National Institutes of Health for the bench scientists and technology transfer personnel on the development and commercialization of medical products. Ms. Powers serves on the boards of several private biotechnology companies. Ms. Powers holds a B.A. from Princeton University, where she graduated magna cum laude and Phi Beta Kappa. She also earned a J.D., magna cum laude, from Harvard Law School. We believe Ms. Powers’ background and experience make her well qualified to serve as a Director.
J. Cofer Black.   Ambassador Black was appointed to the Board of Directors in January 2016. Ambassador Black is an internationally renowned U.S. government leader and expert in cybersecurity, counterterrorism and national security. In addition to serving on company and bank boards, he presently serves as an independent consultant. Between 2009 and 2016, he served as Vice President for Global Operations at Blackbird Raytheon Technologies, a division of Raytheon Company, a NYSE-listed security company. From 2004 until 2008, he provided strategic guidance and business development as Vice Chairman of Blackwater Worldwide and as Chairman of Total Intelligence Solutions. During 2002 — 2005, he was appointed by the President of the United States to serve as the Ambassador, Coordinator for Counterterrorism, reporting directly to the Secretary of State for developing, coordinating and implementing American counterterrorism policy. Prior to his role as Ambassador, he served a 28-year career in the Central Intelligence Agency, reaching Senior Intelligence Service (SIS-4) level as Director, Counterterrorist Center (D/CTC), where he managed 1,300 professional personnel and an annual operational budget of more than one billion dollars. Ambassador Black is experienced representing the United States at the Head of State level, managing media as a diplomatic spokesperson and in public speaking as keynote speaker both as a senior U.S. Government official and business leader. Ambassador Black has received numerous awards and recognitions throughout his career, including the Distinguished Intelligence Medal (the CIA’s highest award for achievement). Ambassador Black received a B.A. in International Affairs from the University of Southern California in 1973 and an M.A. in International Affairs from the University of Southern California in 1974. We believe Ambassador Black’s background and experience in business management and information technology make him well qualified to serve as a Director.

Alton L. Boynton, Ph.D.   Dr. Boynton co-founded our Company, has served as our Chief Scientific Officer and a Director since our inception in 1998, was appointed our Chief Operating Officer in August 2001, was appointed President in May 2003, and served as Chief Executive Officer from June 2007 to June 2011. Prior to founding our Company, Dr. Boynton headed the Molecular Oncology research lab at the Pacific Northwest Research Foundation (the original foundation of Bill Hutchinson, from which the Fred Hutchinson Cancer Center was spun off). Dr. Boynton also served as Director of the Department of Molecular Medicine of Northwest Hospital from 1995 to 2003 where he coordinated the establishment of a program centered on carcinogenesis. Prior to joining Northwest Hospital, Dr. Boynton was Associate Director of the Cancer Research Center of Hawaii, The University of Hawaii, where he also held the positions of Director of Molecular Oncology of the Cancer Research Center and Professor of Genetics and Molecular Biology. Dr. Boynton received his Ph.D. in Radiation Biology from the University of Iowa in 1972. We believe Dr. Boynton’s background and experience make him well qualified to serve as a Director.
Jerry Jasinowski.   Mr. Jasinowski was appointed to the Board of Directors in April 2012. Mr. Jasinowski retired in 2007. Mr. Jasinowski currently serves on the boards of directors of Procurian and the Washington Tennis and Education Foundation and has held directorships in several other companies since 1990. From 2004 through 2007, Mr. Jasinowski served as the President of the Manufacturing Institute, an organization dedicated to improving and expanding manufacturing in the United States, of which he was a founder. Mr. Jasinowski was also the President and CEO of the National Association of Manufacturers, a trade association with 13,000 corporate members from 1990 to 2004. Mr. Jasinowski holds an A.B. in Economics from Indiana University and an M.A. in Economics from Columbia University. We believe that Mr. Jasinowski’s extensive experience across a wide range of manufacturing, technology, and financial firms, including Fortune 1000 and Fortune 500 companies, make him well qualified to serve as a Director.
Dr. Navid Malik.   Dr. Malik was appointed to the Board of Directors in April 2012. Dr. Malik was previously the Head of Life Sciences Research at Cenkos Securities Plc. in the U.K., an institutional stockbroking securities firm. From September 2011 through January 2012, Dr. Malik was the Head of Life Sciences Research at Sanlam (Merchant Securities), a global financial services firm. Dr. Malik was Partner and Head of Life Sciences at Matrix Investment Banking Division, Matrix Group, a financial services firm in London, from December 2008 through September 2011. Dr. Malik was a Senior Pharmaceuticals and Biotechnology Analyst at Wimmer Financial LLP from September 2008 through December 2008, and was the Senior Life Sciences Analyst at Collins Stewart Plc from January 2005 through September 2008. In 2011, Dr. Malik was awarded two StarMine Awards (awarded each year by Thomson Reuters and the Financial Times): Number One Stock Picker in the European Pharmaceutical Sector, and Number Two Stock Picker in the U.K. and Ireland Healthcare Sector. Dr. Malik holds a Ph.D. in Drug Delivery within Pharmaceutical Sciences, as well as degrees in Biomedical Sciences Research (M.Sc.) and Biochemistry and Physiology (B.Sc., joint honors). Dr. Malik also holds an MBA in finance from the City University Business School, London. We believe that Dr. Malik’s extensive experience in the life sciences fields and investment banking sector make him well qualified to serve as a Director.

PROPOSAL NO. 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or Dodd-Frank Act, the Board of Directors is submitting a “say on pay” proposal for stockholder consideration. While the vote to approve executive compensation is nonbinding and solely advisory in nature, the Board and the Compensation Committee value the opinion of our stockholders and will review and consider the voting results.
We conducted our first say-on-pay vote at our 2014 Annual Meeting of Stockholders. At that meeting, we also conducted our first say-on-frequency vote with respect to whether future say-on-pay votes would be held every one, two or three years. At our 2020 Annual Meeting of Stockholders, we conducted our second say-on-frequency vote with respect to whether future say-on-pay votes would be held every one, two or three years. At the 2020 Annual Meeting of Stockholders, a majority of the votes cast selected one year as the frequency period. Accordingly, we are conducting a say-on-pay vote at the Annual Meeting and expect that our next say-on-pay vote will occur at the 2022 Annual Meeting of Stockholders.
Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and Company and stockholder interests. We believe our compensation program is strongly aligned with the long-term interests of the Company and our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead our Company successfully in a competitive environment.
The compensation of the “Named Executive Officers” (as defined in Item 402(m)(2) of Regulation S-K) is described on pages 15-17 of this proxy statement.
We are asking stockholders to vote on the following resolution:
“RESOLVED, that the stockholders of Northwest Biotherapeutics, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table for fiscal year 2020, and the other related tables and disclosures.”
As indicated above, the stockholder vote on this resolution will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by us or by the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.
Vote Required
Approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this proxy statement, requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
Recommendation
The Board of Directors unanimously recommends stockholders vote, on an advisory basis, FOR the Company’s 2020 executive compensation.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Pursuant to its charter, the Audit Committee of our Board has appointed the firm Cherry Bekaert LLP (“Cherry Bekaert”) to serve as our independent registered public accounting firm for the fiscal years ending December 31, 2021 and 2020. Cherry Bekaert was engaged on January 21, 2021 as the Company’s new independent registered public accounting firm to serve for the year ended December 31, 2020 as our independent registered public accounting firm. Marcum LLP (“Marcum”) served as our independent registered public accounting firm for fiscal 2020 from January 1, 2020 through the period ended September 30, 2020. The change was approved by the Audit Committee and was intended to lower the Company’s audit and audit related expenses. Marcum had served as our independent registered public accounting firm since July 15, 2013.
While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Committee and the Board are requesting that the stockholders ratify this appointment for the fiscal years ending December 31, 2021 and 2020. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in the best interests of our Company. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment. If the stockholders do ratify this appointment, the Audit Committee may nevertheless decide to change our accounting firm.
Vote Required for Ratification
Ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
Voting by the Proxies
The proxies will vote your shares of common stock in accordance with your instructions. If you are a stockholder of record and you return a signed and dated proxy card, unless you give specific instructions to the contrary, your shares of common stock will be voted for the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal years ending December 31, 2021 and 2020.
Recommendation
The Board unanimously recommends that you vote FOR the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal years ending December 31, 2021 and 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information regarding the beneficial ownership of our common stock as of March 31, 2021 by:
•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our equity securities;

•
our directors and nominees for director;

•
each of our Named Executive Officers, as defined in Item 402(a)(3) of Regulation S-K; and

•
our directors and executive officers as a group.

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of March 31, 2021. Shares issuable pursuant to the exercise of stock options and warrants exercisable on or prior to the date 60 days after March 31, 2021 are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and the entities named in the table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws, if any. The table below is based upon the information supplied by our transfer agent, Computershare Trust Company, N.A., the Company’s records and from Schedules 13D and 13G filed with the SEC.
Except as otherwise noted, the address of the individuals in the following table is c/o Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, MD 20814.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)
Officers and Directors
Alton L. Boynton, Ph.D.(2)	25,365,309	2.9%
Marnix L. Bosch, Ph.D., M.B.A.(3)	34,040,941	3.9%
Linda F. Powers(4)	29,411,759	3.5%
Leslie J. Goldman(5)	172,742	*%
Dr. Navid Malik(6)	22,840,753	2.6%
Jerry Jasinowski(7)	13,229,236	1.6%
J. Cofer Black(8)	5,888,251	*%
All executive officers and directors as a group (seven persons)	130,948,991	13.9%

*
Less than 1%

(1)
Percentage represents beneficial ownership percentage of common stock calculated in accordance with SEC rules and does not equate to voting percentages. Based upon 842,358,442 shares of common stock issued and outstanding as of March 31, 2021. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares of common stock beneficially owned and the percentage of ownership of such person, we deemed to be outstanding all shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 31, 2021. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Consists of (i) 12,189 shares of common stock held by Dr. Boynton and (ii) 25,353,120 shares of common stock underlying options held by Dr. Boynton as equity compensation that are exercisable after April 30, 2021.

(3)
Consists of (i) 9,802 shares of common stock held by Dr. Bosch and (ii) 34,031,139 shares of common stock underlying options held by Dr. Bosch as equity compensation that are exercisable after April 30, 2021.

(4)
Consists of 29,411,759 shares of common stock held by Ms. Powers. Ms. Powers entered into a Letter Agreement with the Company pursuant to which Ms. Powers does not have the right to effect the exercise or conversion of any options, warrants and other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Ms. Powers provides the Company 61 calendar days advance notice of such exercise or conversion to the corporate secretary of the Company. As a result, such options, warrants and other derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

(5)
Consists of 172,742 shares of common stock held by Mr. Goldman. Mr. Goldman entered into a Letter Agreement with the Company pursuant to which Mr. Goldman does not have the right to effect the exercise or conversion of any options, warrants and other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Mr. Goldman provides the Company 61 calendar days advance notice of such exercise or conversion to the corporate secretary of the Company As a result, such options, warrants and other derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

(6)
Consists of (i) 10,000 shares of common stock held by Dr. Malik and (ii) 22,830,753 shares of common stock underlying options that are exercisable after April 30, 2021.

(7)
Consists of (i) 2,605,818 shares of common stock held by Mr. Jasinowski, (ii) 726,386 shares of common stock underlying warrants that are exercisable after April 30, 2021, and (iii) 9,897,032 shares of common stock underlying options that are exercisable after April 30, 2021.

(8)
Consists of 5,888,251 shares of common stock underlying currently exercisable options held by Ambassador Black.

CORPORATE GOVERNANCE MATTERS
Board Leadership Structure
The Board believes that Ms. Powers’ service as both Chairperson of the Board and Chief Executive Officer is in the Company’s and our stockholders’ best interests. Ms. Powers possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us, and is thus, we believe, best positioned to develop Company strategies, business plans and priorities, and corresponding Board agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Company has multiple major programs under way, with operations and infrastructure on two continents, which require heightened efficiency and involvement between the Board and management. Ms. Powers’ combined role enables decisive leadership, and, we believe, facilitates this efficiency and involvement. Our lead independent director is Mr. Jerry Jasinowski.
Board of Directors’ Role in Risk Oversight
The Board plays an active role in risk oversight of our Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board of Directors and/or through the full Board. The Audit Committee maintains responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Company’s Code of Conduct. The Compensation Committee oversees risks arising from our compensation policies and programs and has responsibility for evaluating and approving our executive compensation and benefit plans, policies and programs. The Company also performed an enterprise-wide risk assessment as well as an enterprise-wide fraud risk assessment during 2020 and will update such assessments on an annual basis.
Director Independence
Our Board of Directors has undertaken a review of the independence of our directors and has determined that a majority of the Board consists of members who are currently “independent” as that term is defined within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules. The Board of Directors has determined each of Messrs. Malik and Jasinowski, and Ambassador Black to be independent.
Audit Committee
The Audit Committee has responsibility for recommending the appointment of our independent accountants, supervising our finance function (which includes, among other matters, our investment activities), reviewing our internal accounting control policies and procedures, and providing the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the attention of the Board. The Audit Committee discusses the financial statements with management, approves filings made with the SEC and maintains the necessary discussions with the Company’s independent accountants. The Audit Committee acts under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/.
The Audit Committee currently consists of Messrs. Malik and Jasinowski. Our Board of Directors has determined that Jerry Jasinowski, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the SEC. Our Board has determined that each member of the Audit Committee is “independent” within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules as well as pursuant to the additional test for independence for audit committee members imposed by SEC regulation and Section 5605 (c)(2)(A) of the Nasdaq Stock Market Rules. The Audit Committee is established in accordance with Section 3(a) (58)(A) of the Exchange Act.
Compensation Committee
The Compensation Committee is responsible for determining the overall compensation levels of our executive officers and administering our equity compensation plans. The Compensation Committee currently consists of Messrs. Malik and Jasinowski. Our Board of Directors has determined that each member of the Compensation Committee is “independent” under the current listing standards of Nasdaq. The Compensation Committee acts under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/. The Compensation Committee does not delegate its authority pursuant to its written charter.
Conflicts Committee
The Conflicts Committee is responsible for review and evaluation of related party matters including related party transactions. The Conflicts Committee currently consists of Ambassador Black, Mr. Jasinowski and Dr. Malik. Our Board of Directors has determined that each member of the Conflicts Committee is “independent” within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules. The Conflicts Committee acts under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/. The Conflicts Committee does not delegate its authority pursuant to its written charter.
Nominations Committee
The Nominations Committee is responsible for assisting the Board of Directors in, among other things, effecting Board organization, membership and function, including: identifying qualified Board nominees; and effecting the organization, membership and function of Board committees, including composition and recommendation of qualified candidates and reviewing the Company’s Corporate Governance Guidelines. The Nominations Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominations Committee. While our nomination policy does not prescribe specific diversity standards, the Nominations Committee and its independent members seek to identify nominees who have a variety of perspectives, professional experience, education, difference in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors. The Nominations Committee operates under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/.
The Nominations Committee currently consists of Messrs. Malik and Jasinowski. The Board of Directors has determined that each member of the Nominations Committee is “independent” under the current listing standards of Nasdaq. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominations Committee.
Information Regarding Meetings of the Board and Committees
The business of our Company is under the general oversight of our Board, as provided by the laws of Delaware and our bylaws. During 2020, the Board held 24 meetings and also conducted business by written consent. During 2020, the Audit Committee held 6 meetings, the Compensation Committee held 6 meetings, and the Conflicts Committee held 4 meetings. The Nominations Committee did not hold any meetings. Each person who was a director during 2020 attended at least 75% of the 24 Board meetings. We do not have a formal written policy with respect to Board members’ attendance at our annual meeting of stockholders. All five of our directors attended our last annual meeting of stockholders.
Code of Conduct
We have an established Code of Conduct applicable to all Board members, executive officers, employees and contractors. Our Code of Conduct is posted on our website at www.nwbio.com.
Recommendation of Director Candidates
The Nominations Committee is responsible for annually reviewing with the Board the requisite skills and criteria for prospective directors and the structure, size and composition of the Board as a whole. Although there are no set criteria considered by the Nominations Committee in evaluating potential director nominees, the committee does consider the skills and expertise that need to be represented on the Board, succession planning and the time commitments required of directors.

For a stockholder to submit a candidate for the consideration of the Nominations Committee, the stockholder must timely notify our corporate secretary at the address set forth under “Communication with the Board of Directors” below. To make such a recommendation in advance of next year’s Annual Meeting, a stockholder must provide written notification to our corporate secretary not less than 120 days nor more than 150 days in advance of the first anniversary of the date on which the proxy statement in connection with the previous year’s Annual Meeting was first mailed. However, if we do not hold an annual meeting or the date of such annual meeting has been changed by more than 30 days from the date first contemplated by the previous year’s proxy statement, we must receive the stockholder’s notice at least 80 days prior to the date on which we distribute the proxy statement with respect to the upcoming meeting.
The notice must include the information specified in our bylaws, including the following: (a) as to each proposed candidate, (i) such person’s exact name, (ii) such person’s age, principal occupation, business address and telephone number, and residence address and telephone number, (iii) the number of shares (if any) of each class of our capital stock owned directly or indirectly by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act (including such person’s notarized written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear in our records, of such stockholder, (ii) such stockholder’s principal occupation, business address and telephone number, and residence address and telephone number, (iii) the class and number of our shares which are held of record or beneficially owned by such stockholder, and (iv) the dates upon which such stockholder acquired such shares of stock and documentary support for any claims of beneficial ownership. In addition, notices must include a description of all arrangements or understandings between the stockholder giving the notice and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

EXECUTIVE OFFICERS
The following table sets forth information regarding the Company’s current executive officers.
Name	Age	Position
Linda F. Powers	65	Class III Director, Chairperson, President and Chief Executive Officer, Chief Financial and Accounting Officer
Alton L. Boynton, Ph.D.	76	Class I Director, Chief Scientific Officer
Leslie J. Goldman	75	Senior Vice President, General Counsel
Marnix L. Bosch, Ph.D.	62	Chief Technical Officer
Linda F. Powers. Please see “Director Biographies” above.
Alton L. Boynton, Ph.D. Please see “Director Biographies” above.
Leslie J. Goldman joined us in June 2011, and serves as Senior Vice President and General Counsel. In this capacity, Mr. Goldman has responsibility for legal matters, investor relations and financing activities. Prior to joining us, Mr. Goldman was a partner at the law firm of Skadden, Arps for over 30 years, specializing in a wide array of advanced technologies and their commercialization. Mr. Goldman also serves as an advisor to a number of other technology companies. In addition, for eight years, Mr. Goldman served as Chairman of the Board of a group of TV stations in four mid-size cities across the country. Mr. Goldman received a B.A. from the University of Michigan in 1967 and a J.D. from the University of Michigan in 1970.
Marnix L. Bosch, Ph.D. joined us in 2000, and serves as our Chief Technical Officer. In this capacity, Dr. Bosch plays a key role in the preparation and submission of our regulatory applications, as well as ongoing development of our product lines, and ongoing development and/or acquisition of new technologies. Dr. Bosch led the process of designing the protocols, and managed the successful preparation and submission of our Investigational New Drug (IND) applications for FDA approval to conduct clinical trials for prostate cancer, brain cancer, ovarian cancer and multiple other cancers. He also led the processes for other regulatory submissions in both the U.S. and abroad (including the successful applications for orphan drug status in both the U.S. and Europe for DCVax-L for brain cancer). He spearheaded the development of our manufacturing and quality control processes. Prior to joining us in 2000, Dr. Bosch worked at the Dutch National Institutes of Health (RIVM) as head of the Department of Molecular Biology, as well as in academia as a professor of Pathobiology. He has authored more than 40 peer-reviewed research publications in immunology and virology, and is an inventor on several patent applications on dendritic cell product manufacturing.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth certain information concerning compensation paid or accrued to our executive officers, referred to as our Named Executive Officers, during the years ended December 31, 2020 and 2019.
The dollar values listed in the table for option awards are a non-cash accounting measure (based on the Black Scholes formula, under which high volatility of share price contributes to high valuations) and do not constitute intrinsic or exercise value for the options.
The options awarded in 2020, listed in the table below, were granted for employee performance during 2018, 2019 and 2020. The options were awarded at prices that were generally at or above the market price or the price paid by unrelated investors for the Company’s shares at the time of the award.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
Linda F. Powers Chairperson, President and Chief Executive Officer, Chief Financial and Accounting Officer	2020	$700,000	$—	$17,317,000	$18,017,000
	2019	$502,000	$300,000(2)	$—	$802,000
Leslie Goldman Senior Vice President, General Counsel and Business Development	2020	$525,000	$—	$10,548,000	$11,073,000
	2019	$375,000	$200,000(2)	$—	$575,000
Marnix L. Bosch, Ph.D.(3) Chief Technical Officer	2020	$480,000	$—	$7,494,000	$7,974,000
	2019	$397,000	$100,000(2)	$—	$497,000

(1)
Represents the aggregate grant date fair value of stock options granted during the fiscal year, calculated in accordance with Accounting Standards Codification, 718, Compensation-Stock Compensation. Certain assumptions used to calculate the valuation of the awards are set forth in Management’s Discussion and Analysis in our 2020 Annual Report.

(2)
This bonus was approved in 2019 as compensation for employee performance during 2018 . However. it was not paid until 2020.

(3)
Dr. Bosch was relocated to our subsidiary in Netherlands effective August 1, 2019. His new annual salary is approximately $480,000 (EUR 375,000). Dr. Bosch’s compensation is paid in Euro. The compensation amounts paid to Dr. Bosch presented in the table above are determined by multiplying the amount of Euros paid by the average exchange rate for fiscal 2020 of $1.28 per Euro.

Outstanding Equity Awards at Fiscal Year-End
The following table shows outstanding stock option awards classified as exercisable and un-exercisable as of December 31, 2020:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Linda F. Powers Chairperson, President and Chief Executive Officer, Chief Financial and Accounting Officer	39,200,000	—	—	0.23	5/28/2028
	10,770,429(2)	—	—	0.35	7/2/2030
	23,062,432(3)	9,496,292	—	0.35	12/1/2030
	—	—	11,789,879(4)	0.55	9/2/2030
Leslie J. Goldman Senior Vice President, General Counsel and Business Development	24,500,000(5)	—		0.23	5/28/2028
	—	20,000,000(6)	—	0.35	7/2/2030
	2,189,432(6)	6,365,023	—	0.35	12/1/2030
		—	5,894,939(7)	0.55	9/2/2030
Marnix L. Bosch
Chief Technical Officer	31,770	21,355	—	11.20	6/23/2022
	15,625(8)	—	—	8.80	8/20/2022
	7,940,182(9)	—	—	0.25	6/13/2027
	10,798,729(10)	—	—	0.35	7/2/2030
	11,780,098(11)	4,850,628	—	0.35	12/1/2030

(1)
Ms. Powers and Mr. Goldman are subject to an agreement to provide 61 days notice before exercising any option or warrant.

(2)
On July 2, 2020, we granted 10,770,429 stock options to Ms. Powers. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. Following entry into previous securities suspension agreements, on February 28, 2021, Ms. Powers entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options until April 30, 2021 and (ii) made no changes to the other terms of such securities. Ms. Powers received no consideration for entry into such arrangement.

(3)
On July 2, 2020, we granted 32,558,724 stock options to Ms. Powers for service during 2018, 2019 and 2020. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. These options are subject to certain vesting requirements. Following entry into previous securities suspension agreements, on February 28, 2021, Ms. Powers entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options until April 30, 2021 and (ii) made no changes to the other terms of such securities. Ms. Powers received no consideration for entry into such arrangement.

(4)
On September 2, 2020, we granted 11,789,879 stock options to Ms. Powers. The options are exercisable at a price of $0.55 per share, and have a 10-year exercise period. The terms of such options provided for vesting upon the earlier of March 31, 2021 or the achievement of certain performance milestones. As of March 31, 2021, such options were fully vested.

(5)
On May 28, 2018, we granted 24,500,000 stock options to Mr. Goldman. The options are exercisable at a price of  $0.23 per share, and have a 10-year exercise period. 50% of the options vested on the grant date, and 50% vested over a 24-month period in equal monthly installments thereafter. Following entry into previous securities suspension agreements, on February 28, 2021, Mr. Goldman entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options until April 30, 2021 and (ii) made no changes to the other terms of such securities. Mr. Goldman received no consideration for entry into such arrangement.

(6)
On July 2, 2020, we granted 6,731,518 stock options to Mr. Goldman. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. These options were fully vested upon grant. Following entry into previous securities suspension agreements, on February 28, 2021, Mr. Goldman entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options until April 30, 2021 and (ii) made no changes to the other terms of such securities. Mr. Goldman received no consideration for entry into such arrangement.

On July 2, 2020, we granted 21,822,937 stock options to Mr. Goldman for service during 2018, 2019 and 2020. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. These options are subject to certain vesting requirements. Following entry into previous securities suspension agreements, on February 28, 2021, Mr. Goldman entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options until April 30, 2021 and (ii) made no changes to the other terms of such securities. Mr. Goldman received no consideration for entry into such arrangement.
On January 14, 2021, Mr. Goldman assigned 20,000,000 options that were granted on July 2, 2020 to The Goldman NWBIO GRAT Trust for no consideration.
(7)
On September 2, 2020, we granted 5,894,939 stock options to Mr. Goldman. The options are exercisable at a price of $0.55 per share, and have a 10-year exercise period. The terms of such options provided for vesting upon the earlier of March 31, 2021 or the achievement of certain performance milestones. As of March 31, 2021, such options were fully vested.

(8)
The options were granted under the 2007 Stock Option Plan. 1,250 options vested each month until May 31, 2013.

(9)
On February 28, 2021, Dr. Bosch entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options and (ii) made no changes to the other terms of such securities. Dr. Bosch received no consideration for entry into such arrangement.

(10)
On July 2, 2020, we granted 10,798,729 stock options to Dr. Bosch. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. These options were fully vested upon grant. On February 28, 2021, Dr. Bosch entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options and (ii) made no changes to the other terms of such securities. Dr. Bosch received no consideration for entry into such arrangement.

(11)
On July 2, 2020, we granted 16,630,726 stock options to Dr. Bosch for service during 2018, 2019 and 2020. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. 50% of these options were vested on the grant date, with the remainder vesting in monthly installments over one year in monthly installments. On February 28, 2021, Dr. Bosch entered into a securities suspension agreement with the Company that (i) suspended the exercisability of 13,165,992 of the vested options and (ii) made no changes to the other terms of such securities. Dr. Bosch received no consideration for entry into such arrangement.

Employment Agreements
The Company entered into employment agreements with each of Ms. Powers, Mr. Goldman and Dr. Bosch in 2011. The 2011 agreements have expired and the Company intends to enter into new employment agreements with such executives.

DIRECTOR COMPENSATION
The following table sets forth certain information concerning compensation paid or accrued to our non-executive directors during the year ended December 31, 2020.
The dollar values listed in the table for option awards are a non-cash accounting measure (based on the Black Scholes formula, under which high volatility of share price contributes to high valuations) and do not constitute intrinsic or exercise value for the options. The options had no intrinsic or exercise value when they were awarded.
The options were awarded at prices that were at the market price of the Company’s shares at the time of the award (at $0.34 per share).
Name(1)	Year	Fees Earned or Paid in Cash ($)(3)	Option Awards ($)(2)	Total ($)
Dr. Navid Malik	2020	150,000	4,123,000	4,273,000
Jerry Jasinowski	2020	150,000	1,497,000	1,647,000
J. Cofer Black	2020	150,000	1,250,000	1,400,000

(1)
Dr. Boynton is an executive of the Company who does not qualify as a “named executive officer” for 2020 and does not receive separate compensation for his services as our director.

(2)
Represents the aggregate grant date fair value of stock options granted during the fiscal year, calculated in accordance with Accounting Standards Codification, 718, Compensation-Stock Compensation. Certain assumptions used to calculate the valuation of the awards are set forth in Management’s Discussion and Analysis in our 2020 Annual Report. As of December 31, 2020, our non-executive directors held the following number of stock options: Dr. Malik: 24,797,288, Mr. Jasinowski: 10,610,891 and Ambassador Black: 6,484,433.

(3)
The non-executive independent directors were compensated on a monthly basis $12,500, for a total of $150,000 annually, for their consistent availability on short notice and participation at the frequent meetings of the board of directors, leadership of at least one board committee, participation on multiple committees of the board and commitment to corporate governance initiatives.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Advent BioServices, Ltd.
Advent BioServices, Ltd. (“Advent”) is a related party based in the U.K. and owned by Toucan Holdings, which is controlled by our Chairperson and Chief Executive Officer, Linda F. Powers. Advent was previously the U.K. branch of Cognate until it was spun off from Cognate in late 2016. Since then, Advent has operated independently of Cognate, providing manufacturing and related services for production of DCVax-L products for Europe. On November 8, 2019, the Company entered into an Ancillary Services Agreement with an initial eight-month term for the U.K. Facility Development Activities and Compassionate Use Program Activities, which is described in Note 10 of the financial statements included in the Company’s 2019 Annual Report. This Ancillary service agreement was extended during 2020 for another year to allow the submission and processing of SOWs for work performed under the Agreement, some of which applied to services performed in prior periods. SOWs were presented during 2020 and were included in the Company’s 2020 Annual Report, including providing an immaterial revision to show the effects of the costs under these SOWs on previous periods. The total amount paid by the Company to Advent during 2020 was approximately $5.28 million.
Related-Party Transaction Approval Policy
Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment or board membership. Any transactions with any person who is, or at any time since the beginning of the Company’s fiscal year was, a director or executive officer or a nominee to become a director of the Company, any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities, any immediate family member or person sharing the household of any of the foregoing persons, any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, is subject to approval or ratification in accordance with the procedures of the Company’s Related-Party Transaction Policy.
Conflicts Committee
The Conflicts Committee of the Board reviews and approves all related-party matters and transactions for potential conflicts of interests and reasonableness, as described in the Corporate Governance Matters section above. The Conflicts Committee’s one-time review and approval of any series of similar related-party transactions (such as a series of transactions governed by a single contract) suffices to satisfy this policy with respect to each and every transaction in the series.
Report of the Audit Committee
As part of its specific duties, the Audit Committee reviews our Company’s financial reporting process on behalf of the Board; reviews the financial information issued to stockholders and others, including a discussion of the quality, acceptability and clarity of the information, and monitors our systems of internal control and the audit process. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Management also is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our own system of internal control. Our independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2020. The Audit Committee has discussed with Cherry Bekaert LLP, our Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has received the written disclosures and letter from Cherry Bekaert LLP our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the provision of services other than the audit of our financial statements was compatible with maintaining Cherry Bekaert LLP’s independence.
Based on the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
THE AUDIT COMMITTEE
Jerry Jasinowski
Dr. Navid Malik

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees Paid to Independent Public Accountants
Marcum served as our independent public accounting firm for the fiscal years ended December 31, 2017, 2018 and 2019 and was engaged to serve in such capacity for 2020. Cherry Bekaert was engaged in January 2021 to serve as our independent public accounting firm beginning with the fiscal year ended December 31, 2020.
Audit Fees
The aggregate fees billed for the fiscal years ended December 31, 2020 and 2019 for professional services rendered by Marcum for the audit of our annual financial statements (for 2019), the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents (for both 2020 and 2019) were approximately $623,000 and $551,000, respectively. The fees billed in connection with the fiscal year ended December 31, 2020 for professional services rendered by Cherry Bekaert for the audit of our annual financial statement for 2020, including the review of the financial statement information included in our Quarterly Reports on Form 10-Q during 2020, was $300,000.
Audit-Related Fees
There were no fees billed in the fiscal years ended December 31, 2020 and 2019 for assurance and related services rendered by Cherry Bekaert or Marcum related to the performance of the audit or review of our financial statements.
Tax and Other Non-Audit Professional Services
There were no fees billed in the fiscal years ended December 31, 2020 and 2019 for professional services rendered by Marcum for tax related services or other non-audit professional services fees.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our principal accountants during the fiscal years ended December 31, 2020 and 2019.

OTHER MATTERS
Stockholder Proposals for the Next Annual Meeting of Stockholders
Proposals of stockholders intended to be included in our proxy materials for the next annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than December 24, 2021, the 120th day prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. Proposals should be addressed to Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary.
In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our corporate secretary must receive such notice no earlier than November 24, 2021 and no later than December 24, 2021, 150 days and 120 days prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders, respectively. If the date on which the next annual meeting of stockholders will be held is changed by more than 30 calendar days from the date of the Annual Meeting, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement.
The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.
Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

ADDITIONAL INFORMATION
Communication with the Board of Directors
All communications should be in written form and directed to our corporate secretary at the following email address: corpsecretary@nwbio.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, YOU ARE URGED TO VOTE BY PHONE, ONLINE, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED.
By Order of the Board of Directors,
/s/ Linda F. Powers

Chairperson of the Board of Directors
April 16, 2021

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# Northwest Biotherapeutics, Inc.

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

## Your vote matters – here's how to vote!

**Online**
Before the Meeting vote at **www.investorvote.com/NWBO** or scan the QR code - login details are located in the shaded bar below.
During the Meeting vote at **www.meetingcenter.io/292908674**

Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

## Annual Meeting Proxy Card

1234 5678 9012 345

| | For | Withhold |
|---|---|---|
| 01 - Jerry Jasinowski | ☐ | ☐ |

C 1234567890 JNT

1 U P X 5 0 3 4 4 6

03G4SC

01 - Jerry JasinowskiFor Withhold1 U P X2. Approval, on an advisory basis, of Northwest Biotherapeutics,Inc.'s 2020 executive compensation.Northwest Biotherapeutics, Inc.Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03G4SC++Company Proposals — The Board of Directors recommends a vote FOR the nominee listed in Proposal A 1, and FOR Proposals 2 and 3.1. To elect one member to our Board of Directors to serve as Class II Director for a term of three years:Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qAnnual Meeting Proxy CardFor Against Abstain4. To act upon such other matters as may properly come beforethe meeting or any adjournments or postponements thereof3. To ratify the appointment of Cherry Bekaert LLP as ourindependent registered public accounting firm for the fiscalyears ending December 31, 2021 and 2020; andFor Against Abstain000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 345MMMMMMMMMMMMMMMMMMMMMMMM5 0 3 4 4 6MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC123456789MMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extIf no electronic voting,delete QR code and control #Δ ≈You may vote online or by phone instead of mailing this card.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/NWBOPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYour vote matters – here’s how to vote!OnlineBefore the Meeting vote at www.investorvote.com/NWBO orscan the QR code - login details are located in the shadedbar below.During the Meeting vote at www.meetingcenter.io/292908674

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/NWBONotice of Annual Meeting of StockholdersTuesday, May 18, 2021 at 4:30 p.m. Eastern TimeProxy Solicited by Board of Directors for Annual MeetingLinda F. Powers and Leslie J. Goldman (the "Named Proxies"), or any of them, each with the power of substitution, are hereby authorized to represent andvote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholdersof Northwest Biotherapeutics, Inc. to be held at 4:30 p.m. Eastern Time on Tuesday, May 18, 2021 via the Internet at www.meetingcenter.io/292908674, or atany postponement or adjournment thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the AnnualMeeting by a reasonable time before the proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named inProposal 1 becomes unable or unavailable to serve).Shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If a properly executed proxy is returned and no suchdirections are indicated, the Proxies will have authority to vote FOR the Class II Director nominee listed, and FOR Proposals 2 and 3. In their discretion, theNamed Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.(Items to be voted appear on reverse side.)Proxy — Northwest Biotherapeutics, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Change of Address — Please print new address below. Comments — Please print your comments below. Online Meeting AttendanceMark box to the right if youplan to attend the AnnualMeeting via the Internet.The Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc. will be held onTuesday, May 18, 2021 at 4:30 p.m. Eastern Time, via the Internet at www.meetingcenter.io/292908674To access the meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.The password for this meeting is — NWBO2021